Putnam
New York
Tax Exempt
Money Market Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The Federal Reserve Board's sustained campaign of reducing short-term interest rates is the direct cause of the decline in Putnam New York Tax Exempt Money Market Fund's income flow during the semiannual period ended May 31, 2002. Even as rates remain at 40-year lows, your fund's management team is positioning the portfolio to take advantage of the higher rates it anticipates later this year.

On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam
Tax Exempt Fixed-Income Team

The six months ended May 31, 2002, proved to be a transitional period in fixed-income markets, as the Federal Reserve Board's bias toward lowering rates moderated in response to improving economic fundamentals. With an increase in interest rates possible later this year, we've begun to position Putnam New York Tax Exempt Money Market Fund for a higher interest-rate environment, paying closer attention to credit quality. The reduced supply of new securities coming to market continues to constrain our efforts to extend your fund's average days to maturity. However, we believe your portfolio represents a diverse cross section of New York's tax-free money market universe.

Your fund's return for the first half of its fiscal year is lower than in previous years, but this result is directly correlated to the Federal Reserve Board's aggressive monetary easing during 2001. The fund's six-month performance was in line with its benchmark, the Lipper New York Tax Exempt Money Market Fund Average, which tracks the total return of all New York tax-exempt money market mutual funds. By design, our conservative approach to selecting tax-free money market instruments precludes investments in relatively high-risk investments, which tend to pay higher yields to offset their increased market risk.

Total return for 6 months ended 5/31/02

                       NAV
-----------------------------------------------------------------------
                      0.45%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* AGENCIES' CREDIT RATINGS HOLD AS MUNICIPALITIES GRAPPLE WITH RECESSION

Faced with falling tax revenues, municipalities across the Empire State are making tough choices to ease their budget deficits. The two-year stock market correction and slower economic growth were particularly challenging for New York City, which had to absorb the additional shock and tragedy of September 11. While we believed the risk of default by New York City was very remote, we took the cautious step of downgrading our internal rating of the city's bonds to BBB on September 12. By the midpoint of your fund's fiscal year, our outlook for the bonds was more stable.

Since his election on November 6, Mayor Bloomberg and his administration have received high marks for their stewardship -- thanks to their strong fiscal management and effective accounting system. As of November 30, the date of the most recent review, the major rating agencies had affirmed their investment-grade ratings of New York City general obligation bonds. We don't expect the rating agencies to downgrade this rating, unless overwhelming evidence of credit deterioration emerges. These ratings become relevant in our research process when we purchase short-term municipal notes issued by state and local governments or a longer-term security converts to note status, which occurs when it has 397 days remaining to maturity.

* LACK OF SUPPLY CONSTRAINS EFFORTS TO EXTEND MATURITY

Locating investment opportunities across New York's tax-free money market remained difficult throughout the reporting period. The supply of new issues has been low while demand has remained high. This is keeping short-term yields lower than the national average. In fact, the particularly high level of demand has pushed yields on New York tax-free money market securities below those of other high-tax states, including California, which is quite noteworthy. As a result, even though we've uncovered tax-free money market securities suitable for your portfolio, we have not been willing to pay the higher prices associated with these securities, given their lower yields.

In light of the tight supply of money market securities, we continue to look for smaller lots of tax-exempt money market instruments with values under two million dollars. These smaller blocks of securities typically offer higher yields than larger lots of the same issuance. Two new additions to the portfolio exemplify this strategy.

We invested in White Plains, New York public improvement notes, which are being used for parking facility improvements. We also purchased New York Power Authority prerefunded bonds. Prerefunded bonds are sold to provide funds to retire the outstanding debt of an issuer. Typically, prerefunded bond proceeds are invested in U.S. government securities to provide sufficient monies to retire bonds at their stated maturities. Since the New York Power Authority prerefunded bonds are essentially backed by the full faith and credit of the U.S. government, they are of the highest credit quality and provide a valuable way to diversify the fund's source of letter-of-credit underwriters.

Fund Profile

Putnam New York Tax Exempt Money Market Fund seeks to provide high current income free from federal, New York state, and New York City income taxes, consistent with the preservation of capital. It is suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds.


The fund's average days to maturity fluctuated during the reporting period, dropping as low as 17 days when holdings matured. Faced with limited investment opportunities, we've been investing proceeds from maturing tax-free money market securities in variable-rate demand notes (VRDNs), which carry a maturity of one or seven days. By May 31, 2002, the portfolio's average days to maturity was 25 days.

On May 31, the fund had 83% of its assets invested in variable-rate demand notes. The remaining 17% of assets was invested in tax-exempt notes, which must mature within 13 months or 397 days from the date of purchase. Holdings are of the highest Tier 1 quality, which means that they are insured or backed by a letter of credit from an approved bank, corporate issuer, or insurance company, or they meet the rigorous requirements of our internal credit research team.

* OUTLOOK: TREND TO HIGHER RATES SHOULD PROVIDE BETTER INCOME OPPORTUNITIES

Bonds pay interest coupon payments semiannually, with the vast majority of them paying on a January/July or June/December schedule. Consequently, we saw a flurry of cash enter the market for reinvestment just following the close of the reporting period -- further exacerbating an already difficult situation. However, we've already had success extending the average days to maturity with the purchase of several school district bonds, including the Greenwich, New York Central School District notes, which are FGIC insured.

We expect the supply of money market securities, both new issues and those available in the secondary market, to remain somewhat tight. But at some point in the economic cycle, interest rates will begin to rise. Increasing the fund's exposure to longer-maturity tax-exempt notes will provide our best opportunity to lock in higher income and extend the portfolio's average days to maturity.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Joyce Dragone (Portfolio Leader), Richard Wyke (Portfolio Member), Jerome Jacobs, Paul Drury, David Hamlin, and Susan McCormack.

PERFORMANCE COMPARISONS (5/31/02)

                                  Current    After-tax    After-tax
                                  return 1   return 2     return 3
-----------------------------------------------------------------------
Passbook savings account           0.75%      0.43%        0.41%
-----------------------------------------------------------------------
Taxable money market account       1.32%      0.75%        0.73%
-----------------------------------------------------------------------
3-month certificate of deposit
(as of 5/31/02)                    1.59%      0.91%        0.87%
-----------------------------------------------------------------------
Putnam NY Tax Exempt
Money Market Fund
(7-day yield)                      0.90%      0.90%        0.90%
-----------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs are generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1 Sources: FleetBoston (passbook savings), Bank Rate Monitor (3-month
  CD's), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

2 After-tax return assumes a combined 42.81% federal and state tax rate, based on 2002 rates.

3 After-tax return assumes a combined 45.05% federal, state, and city tax rate based on 2002 rates.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                                               Lipper New York
                                                 Tax Exempt        Consumer
                                 Fund shares    Money Market        price
                                   at NAV       Fund Average        index
-------------------------------------------------------------------------------
6 months                            0.45%          0.46%            1.07%
-------------------------------------------------------------------------------
1 year                              1.24           1.34             1.13
-------------------------------------------------------------------------------
5 years                            13.60          14.01            12.12
Annual average                      2.58           2.66             2.31
-------------------------------------------------------------------------------
10 years                           28.16          29.32            28.49
Annual average                      2.51           2.60             2.54
-------------------------------------------------------------------------------
Annual average
(Life of fund,
since 10/26/87)                     3.16           3.15             3.08
-------------------------------------------------------------------------------

                                                                 Fund shares
                                                                   at NAV
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current 7-day yield 1                                               0.90%
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                        1.64
-------------------------------------------------------------------------------
Taxable
equivalent 3                                                        1.57
-------------------------------------------------------------------------------
Current 30-day yield 1                                              0.96
-------------------------------------------------------------------------------
Taxable
equivalent 2                                                        1.75
-------------------------------------------------------------------------------
Taxable
equivalent 3                                                        1.68
-------------------------------------------------------------------------------

1 The current 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data more closely reflect current earnings of the fund.

2 Assumes a combined 45.05% federal, New York State, and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

3 Assumes a combined 42.81% federal and New York State tax rate.

DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/02

-------------------------------------------------------------------------------
Distributions
(number)                                                                  6
-------------------------------------------------------------------------------
Income                                                                $0.004513
-------------------------------------------------------------------------------
  Total                                                               $0.004513
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/02(most recent calendar quarter)

                                                                    Fund shares
                                                                       at NAV
-------------------------------------------------------------------------------
6 months                                                                0.42%
-------------------------------------------------------------------------------
1 year                                                                  1.13
-------------------------------------------------------------------------------
5 years                                                                13.38
Annual average                                                          2.54
-------------------------------------------------------------------------------
10 years                                                               27.91
Annual average                                                          2.49
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)                                          3.14
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.


COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper, Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
May 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (98.0%)
-------------------------------------------------------------------------------------------------------------------
$           600,000 Chemung Cnty., Indl. Dev. Agcy. VRDN
                    (Arnot Ogden Med. Ctr.), Ser. A, 1.35s, 3/1/19
                    (JPMorgan Chase & Co. (LOC))                                          VMIG1       $     600,000
          1,800,000 Dutchess Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
                    (Marist College), Ser. A, 1.35s, 7/1/28
                    (Bank of New York (LOC))                                              A-1+            1,800,000
          1,000,000 Glen Falls, Indl. Dev. Agcy. VRDN (Broad St. Ctr.),
                    1.45s, 8/1/05 (Suntrust Bank Central Florida
                    (LOC))                                                                A-1+            1,000,000
            760,000 Greenwich Central School Dist. G.O. Bonds,
                    FGIC, 2 1/2s, 6/15/03                                                 AAA               764,378
          2,100,000 Long Island, Pwr. Auth. Elec. Syst. VRDN, Ser. 2,
                    1.55s, 5/1/33 (Bayerische Landesbank (LOC))                           VMIG1           2,100,000
          2,000,000 NY City, City Transitional Fin. Auth. Rev. Bonds
                    (NY City Recvy.), Ser. A, 3 1/4s, 10/2/02                             SP-1+           2,007,447
          1,500,000 NY City, Cts. Fac. Lease VRDN (Jay Street
                    Dev. Corp.), Ser. A-1, 1.3s, 5/1/22
                    (Morgan Guaranty Trust (LOC))                                         VMIG1           1,500,000
          1,900,000 NY City, Cultural Res. VRDN (American Museum
                    of National History), Ser. B, MBIA, 1.3s, 4/1/21                      A-1+            1,900,000
          1,700,000 NY City, Hlth. & Hosp. Corp. VRDN, Ser. A, 1.35s,
                    2/15/26 (Morgan Guaranty Trust (LOC))                                 VMIG1           1,700,000
          1,800,000 NY City, Hsg. Dev. Corp. Mtge. VRDN (Multi-Fam.
                    James Twr. Dev.), Ser. A, 1.35s, 7/1/05
                    (Citibank NA (LOC))                                                   A-1+            1,800,000
          1,600,000 NY City, Indl. Dev. Agcy. Civic Fac. VRDN
                    (Church of Heavenly Rest Day), 1.35s, 7/1/21
                    (Bank of New York (LOC))                                              VMIG1           1,600,000
          1,500,000 NY City, Indl. Dev. Agcy. VRDN (Stroheim &
                    Romann, Inc.), 1.35s, 12/1/15 (Westdeutsche
                    Landesbank Girozentrale (LOC))                                        A-1+            1,500,000
                    NY City, Muni. Assistance Corp. Rev. Bonds
            980,000 Ser. M, 5s, 7/1/02                                                    Aa1               982,012
            275,000 Ser. N, 5s, 7/1/02                                                    Aa1               275,546
            100,000 Ser. E, 4.7s, 7/1/02                                                  Aa1               100,177
            300,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds,
                    Ser. B, 6 3/8s, 6/15/22 (PRE)                                         AAA               303,445
          2,100,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, FGIC,
                    Ser. G, 1.55s, 6/15/24                                                VMIG1           2,100,000
                    NY State Dorm. Auth. Rev. Bonds (Columbia U.)
            200,000 5 1/4s, 7/1/02                                                        Aaa               200,422
          1,050,000 Ser. A, 4s, 7/1/02                                                    Aaa             1,051,289
                    NY State Dorm. Auth. VRDN
          1,700,000 (NY Pub. Library), Ser. B, MBIA, 1.3s, 7/1/28                         VMIG1           1,700,000
          2,070,000 (Oxford U. Press, Inc.), 1.6s, 7/1/23 (Landesbank
                    Hessen Thuringen (LOC))                                               VMIG1           2,070,000
                    NY State Energy Res. & Dev. Auth. Poll. Control VRDN
          2,100,000 (NY Elec. & Gas), Ser. D, 3.45s, 10/1/29
                    (Bank One Chicago N.A. (LOC))                                         VMIG1           2,100,000
          2,100,000 (Niagara Mohawk Pwr. Corp.), Ser. A, 1.65s, 7/1/15
                    (Toronto Dominion Bank (LOC))                                         A-1+            2,100,000
          1,500,000 NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                    Hosp. Staff), Ser. A, 3.65s, 11/1/10 (Chase Manhattan
                    Bank (LOC))                                                           VMIG1           1,500,000
          2,300,000 NY State Local Assistance Corp. VRDN, Ser. A,
                    1 1/4s, 4/1/22 (Bayerische Landesbank (LOC))                          VMIG1           2,300,000
            200,000 NY State Pwr. Auth. Rev. Bonds, Ser. CC,
                    4.8s, 1/1/05 (PRE)                                                    Aaa               207,508
            500,000 NY State Urban Dev. Corp. Rev. Bonds, 4 1/2s, 7/1/02                  Aaa               500,811
          2,325,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN (Target Rock Corp.),
                    1.35s, 2/1/07 (Swiss Bank Corporation (LOC))                          P-1             2,325,000
          1,800,000 Triborough, Bridge & Tunnel Auth. VRDN, Ser. A,
                    FSA, 1.3s, 1/1/31                                                     VMIG1           1,800,000
          1,700,000 Westchester Cnty., Indl Dev. Agcy. Civic Fac. VRDN
                    (Boys & Girls Club), 1.35s, 2/1/24 (Bank of
                    New York (LOC))                                                       A-1+            1,700,000
            665,000 White Plains (Pub. Impt.), Ser. A, 3 1/2s, 5/15/03                    A-1+              675,155
                                                                                                      -------------
                                                                                                         42,263,190

Puerto Rico (2.8%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. T, 6 5/8s, 7/1/18 (PRE)                                          Aaa               203,639
          1,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.3s, 7/1/28                                                   VMIG1           1,000,000
                                                                                                      -------------
                                                                                                          1,203,639
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $43,466,829) (b)                                          $  43,466,829
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $43,138,005.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses maturing in three years or less.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates at May
      31, 2002, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

            Power 10.2

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $43,466,829
-------------------------------------------------------------------------------------------
Cash                                                                                352,815
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      165,615
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               54,317
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       30,086
-------------------------------------------------------------------------------------------
Total assets                                                                     44,069,662

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                24,415
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    764,378
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           56,705
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         48,964
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            6,898
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        9,019
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,375
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               18,903
-------------------------------------------------------------------------------------------
Total liabilities                                                                   931,657
-------------------------------------------------------------------------------------------
Net assets                                                                      $43,138,005

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        $43,138,005
-------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per Class A share
($43,138,005 divided by 43,138,005 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2002 (Unaudited)
Interest income                                                                    $336,631
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     96,228
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       45,619
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    3,349
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,918
-------------------------------------------------------------------------------------------
Auditing                                                                             12,354
-------------------------------------------------------------------------------------------
Other                                                                                16,320
-------------------------------------------------------------------------------------------
Total expenses                                                                      177,788
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (6,714)
-------------------------------------------------------------------------------------------
Net expenses                                                                        171,074
-------------------------------------------------------------------------------------------
Net investment income                                                               165,557
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $165,557
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $   165,557           $   828,458
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      165,557               828,458
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income                                               (165,557)             (828,458)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       1,895,035             1,965,313
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            1,895,035             1,965,313

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    41,242,970            39,277,657
-------------------------------------------------------------------------------------------------------
End of period                                                         $43,138,005           $41,242,970
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0045        .0217        .0329        .0251        .0288        .0287
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0045        .0217        .0329        .0251        .0288        .0287
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.0045)      (.0217)      (.0329)      (.0251)      (.0288)      (.0287)
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0045)      (.0217)      (.0329)      (.0251)      (.0288)      (.0287)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .45*        2.20         3.34         2.55         2.91         2.91
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $43,138      $41,243      $39,278      $41,051      $38,986      $44,101
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .80          .76          .77          .79          .83
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .39*        2.14         3.43         2.60         2.88         2.92
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as Putnam Investment Management, ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the maintenance of liquidity and stability of principal. The fund invests primarily in a non-diversified portfolio of short-term New York tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2002, the fund's expenses were reduced by $6,714 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $309 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2002, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $18,622,915 and $15,938,300, respectively.

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                      Six months ended          Year ended
                                                May 31         November 30
---------------------------------------------------------------------------
Class A                                           2002                2001
---------------------------------------------------------------------------
Shares sold                                 16,456,577          45,928,990
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               191,727             862,434
---------------------------------------------------------------------------
                                            16,648,304          46,791,424

Shares repurchased                         (14,753,269)        (44,826,111)
---------------------------------------------------------------------------
Net decrease                                 1,895,035           1,965,313
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA056-79310  063  7/02